UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 13, 2025

SM Energy Company
(Exact name of registrant as specified in its charter)

Delaware	001-31539	41-0518430
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Lincoln Street, Suite 3200		80203
Denver, Colorado		(Zip Code)
(Address of principal executive offices)
Registrant's telephone number, including area code: (303) 861-8140

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	SM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement
On October 13, 2025, SM Energy Company (the “Company”) entered into a Third Amendment (the “Third Amendment”) to Seventh Amended and Restated Credit Agreement (as amended, the “Credit Agreement”) with Wells Fargo Bank, National Association, as administrative agent for the Lenders, and each of the other Lenders that is a party to the Credit Agreement. Prior to effectiveness of the Third Amendment, the Credit Agreement included a springing maturity provision that accelerated the October 1, 2029, maturity date of the Credit Agreement in the event that senior indebtedness in an amount exceeding $50,000,000 under the Company’s outstanding senior unsecured notes (the “Senior Notes”) had not been repaid, exchanged, repurchased, refinanced or otherwise redeemed in full by the date that is 91 days prior to the maturity date of such Senior Notes (the “Prior Springing Maturity Provision”).
The Third Amendment amends the Credit Agreement to eliminate the Prior Springing Maturity Provision, and to provide that the maturity date of the Credit Agreement shall be accelerated in the event that (i) the outstanding balance of all Senior Notes and other unsecured indebtedness that matures within 91 days exceeds $50,000,000 in the aggregate, and (ii) the Company’s borrowing availability under the Credit Agreement, less the aggregate amount of outstanding Senior Notes and other unsecured indebtedness that matures within 91 days, is less than 20% of the current revolving loan commitment amount.
Item 7.01    Regulation FD Disclosure.
On October 16, 2025, the Company issued a press release (the “Press Release”) announcing the completion of its semi-annual borrowing base redetermination and an amendment to its existing Credit Agreement. A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.
The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein and being incorporated therein by reference.
Item 9.01     Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description
10.1
Third Amendment to Seventh Amended and Restated Credit Agreement, dated as of October 13, 2025, by and among SM Energy Company, a Delaware corporation, each of the Lenders that is a party thereto, and Wells Fargo Bank, National Association, as administrative agent for the Lenders, the Issuing Banks and the Swingline Lender

99.1	Press release of SM Energy Company dated October 16, 2025, entitled “SM Energy’s Lender Group Unanimously Reaffirms Borrowing Base and Approves Amendment to Credit Agreement”
104	Cover Page Interactive Data File (formatted as Inline XBRL and included as Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SM ENERGY COMPANY

Date:	October 16, 2025	By:	/s/ JAMES B. LEBECK
James B. Lebeck
Executive Vice President Corporate Development and General Counsel